CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 13, 2010, relating to the financial statements and financial highlights which appear in the August 31, 2010 Annual Report to Shareholders of Invesco Balanced Fund, one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Other Service Providers” in such Registration Statement.
PricewaterhouseCoopers LLP
Houston, Texas
December 16, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 22, 2010, relating to the financial statements and financial highlights which appear in the August 31, 2010 Annual Report to Shareholders of Invesco Floating Rate Fund, one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Other Service Providers” in such Registration Statement.
PricewaterhouseCoopers LLP
Houston, Texas
December 16, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 20, 2010, relating to the financial statements and financial highlights which appear in the August 31, 2010 Annual Report to Shareholders of Invesco Multi-Sector Fund, Invesco Select Real Estate Income Fund, Invesco Structured Core Fund, Invesco Core Plus Bond Fund, Invesco S&P 500 Index Fund, Invesco Dividend Growth Securities Fund, Invesco Equally Weighted S&P 500 Fund, Invesco Fundamental Value Fund, Invesco Large Cap Relative Value Fund, Invesco California Tax-Free Income Fund, Invesco New York Tax-Free Income Fund, Invesco Van Kampen Pennsylvania Tax-Free Income Fund, Invesco Van Kampen American Franchise Fund, Invesco Van Kampen Small Cap Growth Fund, Invesco Van Kampen Equity Premium Income Fund, Invesco Van Kampen Core Equity Fund, Invesco Van Kampen Equity and Income Fund and Invesco Van Kampen Growth and Income Fund, eighteen of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Other Service Providers” in such Registration Statement.
PricewaterhouseCoopers LLP
Houston, Texas
December 16, 2010